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                                                                  EXHIBIT 10.195

                              TERMINATION AGREEMENT

     This Termination Agreement (the "Agreement"), dated this 23 day of August, 2002, by and between PPD Development, LP, successor in interest by conversion to PPD Pharmaco, Inc. ("PPD" or "Employer") and Patrick C. O'Connor, MRCP, Ph.D. ("Employee").

     WHEREAS, Employer and Employee are parties to that certain Employment Agreement dated October 1, 1997 (the "Employment Agreement"); and

     WHEREAS, pursuant to the terms of the Employment Agreement, the term thereof was automatically renewed for an additional one-year period on January 1, 2002; and

     WHEREAS, notwithstanding that the term of the Employment Agreement is not scheduled to expire until December 31, 2002, Employee submitted his resignation on August 9, 2002; and

     WHEREAS, PPD is willing to accept Employee's resignation and to terminate the Employment Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and considerations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Termination of Employment Agreement. The Employment Agreement and Employee's employment with PPD shall terminate as of the close of business on August 23, 2002 (the "Termination Date"). From and after the Termination Date, neither party hereto shall have any rights or obligations to the other under the Employment Agreement.

     2. Miscellaneous.

        a. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may not be altered or amended except by writing signed by the parties.

        b. This Agreement shall be governed by the laws of State of North Carolina.

        c. This Agreement shall inure to the benefit of and be binding upon PPD, Employee and their respective heirs, successors, assigns and personal representatives.

        d. The parties agree that any dispute under this Agreement or the Employment Agreement shall be submitted to arbitration pursuant to Section 19 of the Employment Agreement.

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        IN WITNESS WHEREOF, the parties have caused this agreement to be executed as of the date first hereinabove set forth.

                                            PPD Development, LP
                                            By:  PPD GP, LLC
                                            Its General Partner

                                            By: /s/ Fred B. Davenport, Jr.
                                               ---------------------------------
                                            Name:    Fred B. Davenport, Jr.
                                            Title:   Vice President

                                            /s/ Patrick O'Connor
                                            ------------------------------------
                                            Patrick O'Connor, MRCP, Ph.D.